UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2022
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Exicure, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39011	81-5333008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2430 N. Halsted St.
Chicago, IL	60614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 673-1700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Effective December 30, 2022 (the “Resignation Date”), James Sulat and Bali Muralidhar, M.D., Ph.D. each resigned from the Board of Directors (the “Board”) of Exicure, Inc. (the “Company”). Effective as of the Resignation Date, Mr. Sulat resigned from the Audit Committee and Nominating and Corporate Governance Committee of the Board, and Dr. Muralidhar resigned from the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board.

In connection with the resignations of Mr. Sulat and Dr. Muralidhar, effective as of the Resignation Date, the Company decreased the size of the Board from five to four directors (the “Board Decrease”).

Appointment of Jiyoung Hwang to the Board of Directors

As previously disclosed, on May 9, 2022, the Company entered into a securities purchase agreement (the “May 2022 Securities Purchase Agreement”) with CBI USA, Inc. (“CBI USA”) and another accredited investor, pursuant to which the Company agreed to issue and sell to CBI USA in a private placement an aggregate of 818,299 shares of the Company’s common stock, par value $0.0001 per share, at a purchase price of $5.81 per share (the “May 2022 Private Placement”). The Company received aggregate net proceeds from the May 2022 Private Placement of approximately $4.9 million after deducting transaction-related expenses.

As previously disclosed, on September 26, 2022, the Company entered into a securities purchase agreement (the “September 2022 Securities Purchase Agreement”) with CBI USA, pursuant to which the Company agreed to issue and sell to CBI USA in a private placement an aggregate of 3,400,000 shares of the Company’s common stock, par value $0.0001 per share, at a purchase price of $1.60 per share (the “September 2022 Private Placement”). The September 2022 Private Placement is expected to close no later than January 20, 2023, subject to the satisfaction of certain closing conditions. The Company expects to receive aggregate gross proceeds from the September 2022 Private Placement of approximately $5.4 million, before deducting estimated offering expenses payable by the Company.

Pursuant to the May 2022 Securities Purchase Agreement, the Board appointed Jiyoung Hwang to the Board as the Lead Purchaser Board Designee (as defined in the May 2022 Securities Purchase Agreement), effective December 30, 2022. Except for the May 2022 Securities Purchase Agreement, Ms. Hwang was not selected pursuant to any arrangement or understanding between her and any other person.

Upon her appointment, Ms. Hwang will become a Class II director with a term expiring at the 2025 Annual Meeting of Stockholders of the Company. The Board has determined that Ms. Hwang, as a result of her affiliation with CBI USA, is not an independent director, as determined in accordance with the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market. Accordingly, Ms. Hwang will not serve on any of the Board’s committees. For her service on the Board, Ms. Hwang will receive the same compensation as other non-employee directors, in accordance with the non-employee director compensation policy disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 12, 2022. The Company also intends to enter into the Company’s standard form of indemnification agreement with Ms. Hwang.

There are no family relationships between Ms. Hwang and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than the May 2022 Securities Purchase Agreement and the September 2022 Securities Purchase Agreement discussed above.

Audit Committee

Effective as of the Resignation Date, Jeffrey L. Cleland, Ph.D. was appointed to join the Audit Committee, to fill one of the vacancies created by Mr. Sulat and Dr. Muralidhar’s resignations. The Company is no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Company’s Audit Committee be comprised of three independent directors, because the Audit Committee is now composed of two independent directors, Dr. Cleland (chair) and Elizabeth Garofalo, M.D.

Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance with Listing Rule 5605(c)(2)(A) until the earlier of the Company’s next annual meeting of stockholders or one year from the occurrence of the event that caused the failure to comply with Nasdaq Listing Rule 5605(c)(2)(A). The Company expects to be compliant with the audit committee composition requirements of Nasdaq Listing Rule 5605(c)(2)(A) by the end of the cure period.

Nominating and Corporate Governance Committee

Effective as of the Resignation Date, Dr. Garofalo was appointed to join the Nominating and Corporate Governance Committee (the “Nominating Committee”) to fill the vacancy created by Dr. Muralidhar’s resignation. The Nominating Committee is now composed of two independent directors, Dr. Garofalo (chair) and Dr. Cleland.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, those regarding the anticipated return to compliance with Nasdaq Listing Rule 5605(c)(2)(A) by the end of the cure period. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, but not limited to, the ability of the parties to consummate the Private Placement in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Private Placement, including the ability to secure regulatory approvals in a timely manner or at all; the possibility of litigation (including related to the Private Placement or change in control); the ability of the Company to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A) by the end of the cure period and other risks described in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Except as required under applicable law, the Company undertakes no obligation to update any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2022	EXICURE, INC.

	By:	/s/ Elias D. Papadimas
Elias D. Papadimas
Chief Financial Officer